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                       SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, DC 20549


                                 FORM 8-K


                               CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



    Date of report (Date of earliest event reported):  September 15, 1997


                         TL LEASE FUNDING CORP IV
             (Exact Name of Registrant as Specified in Charter)


       Delaware                    33-95108                   51-0366091
(State of Other Jurisdiction       (Commission                (IRS Employer
of Incorporation)                  File Number)               Identification
                                                              Number)

The Corporation Turst Company
1209 Orange Street
Wilmingon, Delaware                                            19801
(Address of Principal Offices)                                (Zip Code)


Registrant's telephone number, including area code:  (302) 658-7851


Page 1 of 8

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Item 5.        OTHER EVENTS

     Attached herto as Exhibit 99.1 is the Monthly Statement for August 1996 with respect to TLFC IV Equipment Lease Trust 1995-1, a Delware business trust (the "Trust"), which issued $89,658,869 aggregate principal amount of its Class A 6.40% Equipment Lease Backed Notes and $10,802,273 aggregate principal amount of its Class B 7.55% Equipment Lease Backed Notes pursuant to an Indenture, dated as of October 6, 1995, between the Trust and Manufacturers and Traders Trust Company, as indenture trustee.

Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.

(a)   Not applicable

(b)   Not applicable

(c)   Exhibits:

          99.1 Monthly Statement for August 1996 with respect to TLFC IV Equipment Lease Trust 1995-1.


                              SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               TL LEASE FUNDING CORP. IV


                               By:  /s/Stephen Hupp
                                    Name:  Stephen Hupp
                                    Title:  Vice President

Dated:  June 25, 1997



                          EXHIBIT INDEX

Exhibit No.    Description                                         Page No.

  99.1         Monthly Statement for August 1996 with respect to      5
               TLFC IV Equipment Lease Trust 1995-1


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